ADVANCED 3-D ULTRASOUND SERVICES, INC.

                             3900 31st Street, North

                          St. Petersburg, Florida 33714

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 October 13, 2005

The Annual Meeting of Shareholders of Advanced 3-D Ultrasound Services, Inc., a Florida corporation (the "Company"), will be held at 3900 31st Street, North, St. Petersburg, Florida, on Monday, November 7, 2005, at 10:00 AM local time, for the transaction of the following business:

         (1) To consider and, if thought fit, pass the following resolution electing three (3) directors to the Board of Directors of the Company. The following persons have been nominated by the Board of Directors:

                                    Benjamin C. Croxton
                                    Mike Prentice
                                    Jodi Crumbliss

         (2) To consider and, if thought fit, pass the following resolution amending Article I of the Company's Articles of Incorporation, to change the name and principal office of the Company as follows:

                                 ARTICLE I NAME

          The name of the corporation shall be World Energy Solutions, Inc. and its principal office and mailing address shall be 3900 31st Street, North, St. Petersburg, FL 33714.

         (3) To consider and, if thought fit, pass the following resolution amending Article IV of the Company's Articles of Incorporation, to increase the number of authorized shares of common stock to 100,000,000 shares, as follows:


                            ARTICLE IV CAPITAL STOCK

          Common Stock: The aggregate number of shares of stock authorized to be issued by this corporation shall be 100,000,000 shares of common stock, each with a par value of $.0001. Each share of issued and outstanding common stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the common stock, as well as in the net assets of the corporation upon liquidation or dissolution.

         (4) To consider and, if thought fit, pass the following resolution amending Article IV of the Company's Articles of Incorporation, to provide for the issuance of up to 100,000,000 shares of preferred stock on terms determined by the Board of Directors, as follows:

          Preferred Stock: The Corporation is authorized to issue 100,000,000 shares of $.0001 par value Preferred Stock. The Board of Directors is expressly vested with the authority to divide any or all of the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of each series so established, provided, however, that the rights and preferences of various series may vary only with respect to:

          (a)  the rate of dividend;

          (b) whether the shares maybe called and, if so, the call price and the terms and conditions of call;

          (c) the amount payable upon the shares in the event of voluntary and involuntary liquidation;

          (d) sinking fund provisions, if any, for the call or redemption of the shares;

          (e) the terms and conditions, if any, on which the shares may be converted;

          (f)  voting  rights;  and

          (g)  whether the shares will be cumulative, noncumulative or partially
               cumulative   as  to  dividends  and  the  dates  from  which  any
               cumulative dividends are to accumulate.

               The Board of Directors shall exercise the foregoing authority by adopting a resolution setting forth the designation of each series and the number of shares therein, and fixing and determining the relative rights and preferences thereof. The Board of Directors may make any change in the designation, terms, limitations and relative rights or preferences of any series in the same manner, so long as no shares of such series are outstanding at such time.

               Within the limits and restrictions, if any, stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of such series. In case the number of shares of any series shall be so decreased, the share constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         (5) To ratify the approval of Ferlita, Walsh & Gonzalez, P.A., as the Company's auditors for the year ending December 31, 2005.

         (6) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors recommends that all shareholders vote "FOR" approval of the three nominees to the Company's Board of Directors, "FOR" approval of the proposed amendments to the Articles of Incorporation of Advanced 3-D Ultrasound Services, Inc. and "FOR" the approval of the Company's auditors for the year ending December 31, 2005.

Under the Florida Business Corporation Act and the Company's By-Laws, if a quorum is present, the favorable vote of a simple majority of the votes cast by holders of Common Stock, voting in person or by proxy, at the meeting will be required in order to approve the matters referred to in proposals (1), (2), (3),
(4) and (5) above.

The Board of Directors has fixed the close of business on October 6, 2005, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and/or any adjournment or adjournments thereof. Only holders of record of Common Stock at the close of business on October 6, 2005, will be entitled to notice of, and to vote at, the Annual Meeting and/or any adjournment or adjournments thereof.

In order to assure that your interests will be represented, whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope.

By Order of the Board of Directors

Benjamin C. Croxton

CEO

October 13, 2005



                     ADVANCED 3-D ULTRASOUND SERVICES, INC.

                             3900 31st Street, North

                          St. Petersburg, Florida 33714

                       Phone 727-525-5552 Fax 727-526-2290

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                November 7, 2005

         This proxy statement and accompanying form of proxy will be mailed to holders of Common Shares on or about October 13, 2005. They are furnished in connection with the solicitation by the Board of Directors (hereinafter sometimes referred to as the "Board") of Advanced 3-D Ultrasound Services, Inc. (hereinafter sometimes referred to as the "Company"), of proxies for use at the Annual Meeting of Shareholders of the Company to be held on November 7, 2005, at 10:00 AM (EST), at 3900 31st Street, North, St. Petersburg, Florida, and at any adjournment or adjournments thereof.

         At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon resolutions (1) approving the election of three directors to serve until the next annual meeting, (2) to approve the amendment of the Company's Articles of Incorporation to change the name to World Energy Solutions, Inc., and the principal address of the Company; (3) to approve the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 100,000,000 common shares; (4) to approve the amendment of the Company's Articles of Incorporation to provide for issuance of up to 100,000,000 shares of preferred stock on terms determined by the Board of Directors; and (5) to approve the Company's auditors for the year ending December 31, 2005. The Board of Directors recommends you vote "FOR" these proposals.

                               VOTING INFORMATION

         The Board of Directors has fixed the close of business on October 6, 2005, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. Accordingly, only holders of record of common shares at the close of business on the record date will be entitled to receive notice of, and to vote at, the meeting. On any matter which may properly come before the meeting, holders of common shares of record on the record date are entitled to one vote per share. On the record date, 11,692,976 common shares were issued and outstanding, representing 11,692,976 votes.

         Shareholders who do not plan to be present at the Annual Meeting are requested to date and sign the enclosed form of proxy and return it in the return envelope provided. All common shares which are represented at the meeting by properly executed proxies received prior to or at the meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted "FOR" election of the nominees listed therein as directors of the Company who will constitute the entire Board of Directors of the Company, "FOR" approval amending the Company's Articles of Incorporation to change the name and principal address of the Company; and "FOR" approval of the Company's auditors for the year ending December 31, 2005.

         Under applicable provisions of the Florida Business Corporation Act, business to be considered at the Annual Meeting is confined to that business described in the notice of meeting to which this proxy statement is attached. Thus, the matters to come before the meeting will be limited to those matters described in the notice. All proxies presented at the Annual Meeting, whether given to vote in favor of or against the foregoing proposals, will, unless contrary written instructions are noted on the form of proxy, also entitle the persons named in such proxy to vote such proxies in their discretion on any proposal to adjourn the meeting or otherwise concerning the conduct of the meeting.

         Shareholders have the right to revoke their proxies by notifying the Secretary of the Company in writing at any time prior to the time the common shares represented thereby are actually voted. Proxies may be revoked by (i) filing with the Secretary of the Company, before the vote is taken at the Annual Meeting, either a written notice of revocation bearing a later date than the proxy, or a duly executed proxy relating to the same shares bearing a later date than the other proxy, or (ii) attending the Annual Meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy or subsequent proxy should be sent to Advanced 3-D Ultrasound Services, Inc., 3900 31st Street, North, St. Petersburg, Florida 33714, Attention: Secretary.

         Under the applicable provisions of the Florida Business Corporation Act and the Company's By-Laws, if a quorum is present, the favorable vote of a simple majority of the votes cast by holders of Common Stock, voting in person or by proxy, at the Annual Meeting will be required in order to approve the matters referred to in proposals (1), (2), (3), (4) and (5) below.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Three (3) directors, constituting the entire Board of Directors, is proposed to be elected to serve until the next Annual Meeting of shareholders, or until a successor shall be elected and shall qualify. The following persons are proposed to be nominated:

                               Principal Occupation         Year First
                               and Other Major              Became
Name, Age             Age      Affiliations                 Director
--------------------------------------------------------------------------

Benjamin C. Broxton   56       CEO, CFO                      2005

Mike Prentice         75       President                     2005

Jodi Crumbliss        45       Secretary-Treasurer           2005

         Benjamin C. Croxton served as Executive Vice President of Professional Technical Systems, Inc., a company engaged in the business of developing, manufacturing and selling electrical surge protection devices, from April 2003 to March 2004, and has served as its President from March 2004 to the present. From June 2000 to the present, Mr. Croxton has served as President of iTactical Services, Inc., which is engaged in the business of providing technical temp services to the telecom industry. Mr. Croxton is not a director of any other reporting company.

         Mike Prentice has served as President of Professional Technical Systems, Inc. from April 1984 to the present. Mr. Prentice is not a director of any other reporting company.

         Jodi Crumbliss has been bookkeeper for Professional Technical Systems, Inc. from January 1990 to the present. Ms. Crumbliss is not a director of any other reporting company.

         The principal occupation of the nominees during at least the last five years is that shown in the table above. If the nominees for directors should become unavailable for election (which the Board of Directors has no reason to believe will be the case), the shares represented by the enclosed proxy will be voted for such substitute nominees as may be nominated by the Board of Directors.

         Directors, including directors also serving the Company in another capacity and receiving separate compensation therefor shall be entitled to receive from the Company as compensation for their services as directors such reasonable compensation as the board may from time to time determine, and shall also be entitled to reimbursements for any reasonable expenses incurred in attending meetings of directors. To date, the Board of Directors has received no compensation, and no attendance fees have been paid.

        PROPOSAL 2 - AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
             TO CHANGE THE NAME AND PRINCIPAL ADDRESS OF THE COMPANY

         At the Annual Meeting of Shareholders, a proposal will be considered and acted upon to amend the Articles of Incorporation of the Corporation change the name to World Energy Solutions, Inc., and the principal address of the Company.

         The proposal to be voted upon would amend Article I so that the paragraphs would read as follows:

                                 ARTICLE I NAME

          The name of the corporation shall be World Energy Solutions, Inc. and its principal office and mailing address shall be 3900 31st Street, North, St. Petersburg, FL 33714.


        PROPOSAL 3 - AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         At the Annual Meeting of Shareholders, a proposal will be considered and acted upon to amend the Articles of Incorporation of the Corporation to increase the number of authorized shares of common stock to 100,000,000 shares.

         The proposal to be voted upon would amend Article IV so that the paragraph would read as follows:

                            ARTICLE IV CAPITAL STOCK

          Common Stock: The aggregate number of shares of stock authorized to be issued by this corporation shall be 100,000,000 shares of common stock, each with a par value of $.0001. Each share of issued and outstanding common stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the common stock, as well as in the net assets of the corporation upon liquidation or dissolution.

The purpose of the amendment is to provide additional shares for future business acquisitions and future sale. The Company does not have any present purpose or plans to issue any of the additional 50,000,000 common shares which would be authorized by this amendment in the event Proposal No. 3 is adopted.

        PROPOSAL 4 - AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                            TO PROVIDE PREFERRED STOCK

         At the Annual Meeting of Shareholders, a proposal will be considered and acted upon to amend the Articles of Incorporation of the Corporation to provide for issuance of up to 100,000,000 shares of preferred stock on terms determined by the Board of Directors.

         The proposal to be voted upon would amend Article IV so that the paragraphs would read as follows:

          Preferred Stock: The Corporation is authorized to issue 100,000,000 shares of $.0001 par value Preferred Stock. The Board of Directors is expressly vested with the authority to divide any or all of the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of each series so established, provided, however, that the rights and preferences of various series may vary only with respect to:

          (a)  the rate of dividend;

          (b) whether the shares maybe called and, if so, the call price and the terms and conditions of call;

          (c) the amount payable upon the shares in the event of voluntary and involuntary liquidation;

          (d) sinking fund provisions, if any, for the call or redemption of the shares;

          (e) the terms and conditions, if any, on which the shares may be converted;

          (f)  voting  rights;  and

          (g)  whether the shares will be cumulative, noncumulative or partially
               cumulative   as  to  dividends  and  the  dates  from  which  any
               cumulative dividends are to accumulate.

               The Board of Directors shall exercise the foregoing authority by adopting a resolution setting forth the designation of each series and the number of shares therein, and fixing and determining the relative rights and preferences thereof. The Board of Directors may make any change in the designation, terms, limitations and relative rights or preferences of any series in the same manner, so long as no shares of such series are outstanding at such time.

               Within the limits and restrictions, if any, stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of such series. In case the number of shares of any series shall be so decreased, the share constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The purpose Proposal No. 4 is to provide additional types of securities through which the Company can make future acquisitions and for future sale. The Company has no present plans to issue any preferred shares in the event Proposal No. 4 is adopted.


       PROPOSAL 5 - APPROVAL OF THE COMPANY'S AUDITORS FOR THE YEAR ENDING
                                DECEMBER 31, 2005


         At the Annual Meeting of Shareholders, a proposal will be considered and acted upon to approve the company's auditors for the year ending December 31, 2005. Representatives of Ferlita, Walsh & Gonzalez, P.A., are not expected to be present at the Shareholders' Meeting.

         Audit Fees

         The aggregate fees billed for each of the last two completed fiscal years and for the first nine months of 2005 for professional services rendered by Ferlita, Walsh & Gonzalez, P.A., the principal accountant for the audit of the Company's annual financial statements and review of the financial statement included in the Company's filings on Form 10-QSB, as well as services normally provided in connection with statutory and regulatory filings were:

                    2003     $ 1,635.00
                    2004     $15,350.50
                    2005     $11,786.50

         Audit Related Fees

         Ferlita, Walsh & Gonzalez, P.A., did not bill any fees during the last two completed fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Registrant's financial statements and are not reported under the caption "Audit Fees".

         Tax Fees

         Ferlita, Walsh & Gonzalez, P.A., did not bill any fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.



         The Board of Directors recommends that all shareholders vote "FOR" approval of the three nominees to the Company's Board of Directors, "FOR" approval of the proposed amendments to the Articles of Incorporation of Advanced 3-D Ultrasound Services, Inc., and "FOR" approval of the Company's auditors for the year ending December 31, 2005.

                             OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of October 6, 2005 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all current executive officers and directors as a group as of October 6, 2005


                       Names and Address Amount and Nature
                     of Individual of Beneficial Approximate

Title of Class      Identity of Group           Ownership*         % of Class**
--------------------------------------------------------------------------------

Common              Benjamin C. Croxton         4,354,500             37.99%
                    920 16th Avenue, N.
                    St. Petersburg FL 33704

Common              Mike Prentice               1,879,500(1)          16.39%
                    7944 9th Avenue, S.
                    St. Petersburg FL 33707

Common              Rachel Steele               2,415,332(2)          20.97%
                    7732 N. Mobley Drive
                    Odessa FL 33556

Common              All Officers and Directors  8,649,332             75.35%
                    as a Group

*Securities "beneficially owned" are determined in accordance with the definition of "beneficial ownership" as set forth in regulations promulgated under the Securities Exchange Act of 1934, and accordingly may include securities owned by or for, among others, the spouse and/or minor children of an individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty days of the date hereof through the exercise of options, or otherwise. **Percentage of beneficial ownership is based upon 11,463,500 shares of Common Stock, all of which were outstanding on August 24, 2005. For each named person, this percentage includes Common Stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of October 6, 2005, including, but not limited to, upon the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other person. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

(1) Includes 500,000 shares held by Mr. Prentice as custodian for minor, Michele Prentice.
(2) Includes 800,000 shares held by Ms. Steele as President of Rajax Corporation, and 1,000,000 shares held as trustee for Joshua Steele and Alexa Steele.

                   COMPLIANCE WITH SEC REPORTING REQUIREMENTS

Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than five percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (i) the copies of
Section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 2000 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and five-percent beneficial owners for such fiscal year.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

The Company's officers are not compensated at present.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth the compensation earned, by the Company's Chief Executive Officers for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2005 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the "Named Officers."

                                            SUMMARY  COMPENSATION  TABLE
                              (three fiscal years ended December 31, 2002, 2003 and 2004)

                                                Annual                            Long Term
                                            Compensation                        Compensation

                                                                           Other
                                                                           Annual        All Other
Name and Position                   Year    Salary            Bonus     Compensation    Compensation

David Weintraub                     2004    $0                $0           $0                $0
Chief Executive Officer             2003    $0                $0           $0                $0
(to June 29, 2005)                  2002    $0                $0           $0                $0

Glen Ostrowski                      2004    $17,500           $0           $0                $0
President                           2003    $47,099.71        $0           $0                $0
(to June 29, 2005)                  2002    $0                $0           $0                $0

Tanya Ostrowski                     2004    $34,572           $0           $0                $0
Secretary-Treasurer                 2003    $17,548.20        $0           $0                $0
(to June 29, 2005)                  2002    $0                $0           $0                $45,000(1)

Rachel Steele                       2004    $24,700           $0           $0                $0
Vice President                      2003    $ 7,671           $0           $0                $0
(to June 29, 2005)                  2002    $0                $0           $0                $45,000(2)

Benjamin C. Croxton                 2005    $0                $0           $0                $0
Chief Executive Officer
Chief Financial Officer
(Current CEO, CFO)

Mike Prentice                       2005    $0                $0           $0                $0
President
(Current President)



(1)Reflects issuance of 4,500,000 shares (does not reflect 1 for 400 share reverse split effective 12/30/03). (2)Reflects issuance of 4,500,000 shares (does not reflect 1 for 400 share reverse split effective 12/30/03).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has no employment agreements with any of its officers.

                 SHAREHOLDER PROPOSALS FOR 2006 PROXY STATEMENT

Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2006 must be received by the Company no later than March 1, 2006 in order to be included in the proxy statement and related proxy materials. Please send any such proposals to Advanced 3-D Ultrasound Services, Inc., 3900 31st Street, North, St. Petersburg FL 33714,
Attn: Investor Relations. In addition, the proxy solicited by the Board of Directors for the 2006 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than March 1, 2006.

                                   FORM 10-KSB

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO ADVANCED 3-D ULTRASOUND SERVICES, INC., 3900 31ST STREET, NORTH, ST. PETERSBURG FL 33714, ATTN: INVESTOR RELATIONS.


                                  OTHER MATTERS

The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Proxies are being solicited by and on behalf of the Board of Directors. The cost of soliciting these proxies will be borne by the Company. In addition to the solicitation of these proxies by mail, the Company will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of the stock and secure their voting instructions. If necessary, the Company may also use individuals, who will not be specifically compensated, to solicit proxies from shareholders, either personally or by telephone, telegram or letter. The Board and officers are not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that the shares of Common Stock, represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

You are cordially invited to attend this meeting. However, whether you plan to attend the meeting or not, you are respectfully urged to sign and return the enclosed proxy, which may be revoked if you are present at the meeting and so request.

ADVANCED 3-D ULTRASOUND SERVICES, INC.

Benjamin C. Croxton, CEO

October 13, 2005


                                      PROXY

                     ADVANCED 3-D ULTRASOUND SERVICES, INC.

            This Proxy is Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held November 7, 2005

         The undersigned hereby appoints Benjamin C. Croxton, with individual power of substitution and revocation, to vote all common shares of Advanced 3-D Ultrasound Services, Inc. (the "Corporation") which the undersigned would be entitled to vote, if personally present at the Annual Meeting of shareholders to be held at 3900 31st Street, North, St. Petersburg, Florida 33714, on November 7, 2005, and any adjournment thereof, upon matters indicated below as described in the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement dated October 13, 2005.

         This Proxy will be voted in accordance with the instructions as indicated below. If no instructions are given, this Proxy will be voted "FOR" approval of the three nominees to the Corporation's Board of Directors, "FOR" approval of the proposed amendment to the Articles of Incorporation of Advanced 3-D Ultrasound Services, Inc., and "FOR" approval of the Company's auditors for the year ending December 31, 2005.

         Please sign where indicated and return this Proxy promptly in the enclosed envelope.

1. Election of three (3) Directors: Benjamin C. Croxton, Mike Prentice, Jodi Crumbliss.

     FOR __________ AGAINST ___________ ABSTAIN ___________

     For all nominees except as noted: ________________________________________

2. Approval of the proposed amendment of Article I to the Articles of Incorporation of Advanced 3-D Ultrasound Services, Inc.

     FOR __________ AGAINST ___________ ABSTAIN ___________

3. Approval of the proposed amendment of Article IV to the Articles of Incorporation of Advanced 3-D Ultrasound Services, Inc. increasing the number of authorized common shares to 100,000,000.

     FOR __________ AGAINST ___________ ABSTAIN ___________

4. Approval of the proposed amendment of Article IV to the Articles of Incorporation of Advanced 3-D Ultrasound Services, Inc. as to the provision authorizing 100,000,000 preferred shares.

     FOR __________ AGAINST ___________ ABSTAIN ___________

5.   Approval of the Company's auditors for the year ending December 31, 2005.

     FOR __________ AGAINST ___________ ABSTAIN ___________


         Please sign exactly as name appears on address label. Executors, administrators, guardians, trustees, attorneys, and officers or representatives should give full title. For joint owners, each owner should sign.

--------------------------------------------------------------------------------
Signature(s)


--------------------------------------------------------------------------------
Printed Name(s)


---------------
Date


DEAR ADVANCED 3-D ULTRASOUND SERVICES, INC. SHAREHOLDER:

         You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of Advanced 3-D Ultrasound Services, Inc. (the "Company") which will be held at the principal offices of the Company, located at 3900 31st Street, North, St. Petersburg, Florida, on Monday, November 7, 2005, at 10:00 AM. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. If you do not plan to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting. We look forward to seeing you at the Annual Meeting.

ADVANCED 3-D ULTRASOUND SERVICES, INC.

Benjamin C. Croxton, CEO

October 13, 2005